Exhibit 99.1

NEWS RELEASE

CONTACT:	Gary S. Maier
Maier & Company, Inc.
(310) 471-1288

MOTORCAR PARTS OF AMERICA REPORTS RECORD RESULTS FOR FISCAL 2014

--Sales Up 32.1 Percent for Quarter; 21.4 percent for Year--

LOS ANGELES, CA –June 16, 2014 – Motorcar Parts of America, Inc. (Nasdaq: MPAA) today reported record results for its fiscal 2014 fourth quarter and year ended March 31, 2014 – reflecting continued growth of its rotating electrical business and the third full quarter of contributions from the company’s wheel hub product line.

Net sales for the fiscal 2014 fourth quarter increased 32.1 percent to $76.7 million from $58.0 million for the same period last year.  Net income for the quarter was $3.1 million, or $0.19 per diluted share, compared with a net loss of $73.7 million, or $5.08 per share, a year ago, which was impacted by the company’s former discontinued undercar business.

Excluding certain costs and non-cash expenses noted in the Reconciliation of Non-GAAP Financial Measures tables below, adjusted net income for the fiscal 2014 fourth quarter increased 86 percent to $6.8 million, or $0.43 per diluted share, from $3.6 million, or $0.25 per diluted share, for the same period a year earlier.  Per-share results reflect a 9.2 percent increase in the diluted weighted average number of shares outstanding.

Gross profit for the fiscal 2014 fourth quarter was $23.9 million compared with $18.1 million a year earlier.  Gross profit as a percentage of sales was 31.2 percent compared with 31.2 percent a year earlier.

Net sales for the full-year period increased 21.4 percent to $258.7 million from $213.2 million a year ago.  Net income for fiscal 2014 was $107.4 million, or $7.01 per diluted share, compared with a net loss of $91.5 million, or $6.36 per share, a year ago.  Net income (loss) for both periods was impacted by the company’s former discontinued undercar business.

Excluding certain costs and non-cash expenses noted in the Reconciliation of Non-GAAP Financial Measures tables below, adjusted net income for the full-year period increased 55 percent to $21.3 million, or $1.39 per diluted share, from $13.8 million, or $0.96 per diluted share, for the same period a year earlier.  Per-share results reflect a 6.5 percent increase in the diluted weighted average number of shares outstanding.

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Gross profit for the full year was $81.6 million compared with $69.3 million a year earlier.  Gross profit as a percentage of sales was 31.5 percent compared with 32.5 percent a year earlier, reflecting product mix.

 “We anticipate our solid growth will continue on a year-over-year basis, supported by an aging vehicle population, new product introductions and further opportunities for manufacturing and distribution leverage.  I appreciate our team’s efforts in accomplishing industry-leading customer service levels, and their dedicated focus on excellence,” said Selwyn Joffe, chairman, president and chief executive officer of Motorcar Parts of America.

Use of Non-GAAP Measures

We define adjusted net income (loss) as net income (loss) adjusted for certain items related to the company’s discontinued subsidiaries, as well as financing, consulting and other fees.  We define Adjusted EBITDA as adjusted net income (loss), plus interest expense, income tax expense and depreciation and amortization.  Adjusted net income (loss) does not reflect many items that affect the company’s net income (loss), including many items related to company’s discontinued subsidiaries.  Adjusted EBITDA does not reflect the impact of a number of items that affect the company’s net income, including financing costs and matters related to the company’s discontinued subsidiaries.  Adjusted EBITDA and adjusted net income (loss) are not measures of financial performance under GAAP, and should not be considered as alternatives to net income or income from operations as a measure of liquidity.  Adjusted EBITDA and adjusted net income (loss) have significant limitations as analytical tools, and should not be considered in isolation, or as a substitute for analysis of the company’s results as reported under GAAP.  For a reconciliation of Adjusted EBITDA and adjusted net income (loss) to net income (loss) see the financial tables included in the press release.

Teleconference and Web Cast

Selwyn Joffe, chairman, president and chief executive officer, and David Lee, chief financial officer, will host an investor conference call today at 10:00 a.m. Pacific time to discuss the company’s financial results and operations.

The call will be open to all interested investors either through a live audio Web broadcast at www.motorcarparts.com or live by calling (877)-776-4016 (domestic) or (973)-638-3231 (international).  For those who are not available to listen to the live broadcast, the call will be archived for seven days on Motorcar Parts of America’s website www.motorcarparts.com.  A telephone playback of the conference call will also be available from approximately 1:00 p.m. Pacific time today through 8:59 p.m. Pacific time on Monday, June 23, 2014 by calling (855)-859-2056 (domestic) or (404)-537-3406 (international) and using access code: 57997083.

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About Motorcar Parts of America

Motorcar Parts of America, Inc. is a remanufacturer, manufacturer and distributor of automotive aftermarket parts -- including alternators, starters and wheel hub assembly products utilized in imported and domestic passenger vehicles, light trucks and heavy duty applications.  Motorcar Parts of America’s products are sold to automotive retail outlets and the professional repair market throughout the United States and Canada, with remanufacturing facilities located in California, Mexico and Malaysia, and administrative offices located in California, Tennessee, Mexico, Singapore and Malaysia.  Additional information is available at www.motorcarparts.com.

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for certain forward-looking statements. The statements contained in this press release that are not historical facts are forward-looking statements based on the company’s current expectations and beliefs concerning future developments and their potential effects on the company. These forward-looking statements involve significant risks and uncertainties (some of which are beyond the control of the company) and are subject to change based upon various factors.  Reference is also made to the Risk Factors set forth in the company’s Form 10-K Annual Report filed with the Securities and Exchange Commission (SEC) in June 2013 and in its Forms 10-Q filed with the SEC for additional risks and uncertainties facing the company. The company undertakes no obligation to publicly update or revise any forward-looking statements, whether as the result of new information, future events or otherwise.

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(Financial tables follow)

MOTORCAR PARTS OF AMERICA, INC. AND SUBSIDIARIES
Consolidated Statements of Operations

	Three Months Ended		Years Ended
	March 31,		March 31,
	2014	2013	2014	2013
	(Unaudited)

Net sales	$76,682,000	$58,042,000	$258,669,000	$213,151,000
Cost of goods sold	52,761,000	39,942,000	177,103,000	143,810,000
Gross profit	23,921,000	18,100,000	81,566,000	69,341,000
Operating expenses:
General and administrative	11,766,000	6,653,000	39,684,000	25,807,000
Sales and marketing	2,059,000	1,811,000	7,838,000	7,290,000
Research and development	541,000	588,000	1,940,000	1,930,000
Total operating expenses	14,366,000	9,052,000	49,462,000	35,027,000
Operating income	9,555,000	9,048,000	32,104,000	34,314,000
Interest expense, net	3,177,000	3,951,000	18,289,000	12,324,000
Income from continuing operations before income tax expense	6,378,000	5,097,000	13,815,000	21,990,000
Income tax expense	3,311,000	1,195,000	7,333,000	7,432,000
Income from continuing operations	3,067,000	3,902,000	6,482,000	14,558,000
Income (loss) from discontinued operations	-	(77,553,000)	100,877,000	(106,069,000)

Net income (loss)	$3,067,000	$(73,651,000)	$107,359,000	$(91,511,000)

Basic net income per share from continuing operations	$0.20	$0.27	$0.45	$1.01
Basic net income (loss) per share from discontinued operations	-	(5.36)	6.89	(7.40)

Basic net income (loss) per share	$0.20	$(5.09)	$7.34	$(6.39)

Diluted net income per share from continuing operations	$0.19	$0.27	$0.42	$1.01
Diluted net income (loss) per share from discontinued operations	-	(5.35)	6.59	(7.37)

Diluted net income (loss) per share	$0.19	$(5.08)	$7.01	$(6.36)

Weighted average number of shares outstanding:

Basic	14,996,959	14,462,457	14,633,946	14,327,310

Diluted	15,819,326	14,491,858	15,317,931	14,385,515

MOTORCAR PARTS OF AMERICA, INC. AND SUBSIDIARIES
Consolidated Balance Sheets
March 31,

	2014	2013
ASSETS
Current assets:
Cash	$24,599,000	$19,346,000
Short-term investments	521,000	411,000
Accounts receivable — net	22,283,000	3,689,000
Inventory— net	47,246,000	31,838,000
Inventory unreturned	7,534,000	6,981,000
Deferred income taxes	18,767,000	30,996,000
Prepaid expenses and other current assets	4,316,000	8,195,000
Current assets of discontinued operations	-	51,175,000
Total current assets	125,266,000	152,631,000
Plant and equipment — net	11,025,000	10,036,000
Long-term core inventory — net	143,476,000	118,211,000
Long-term core inventory deposits	29,375,000	27,610,000
Long-term deferred income taxes	2,614,000	2,377,000
Intangible assets — net	3,244,000	3,983,000
Other assets	3,853,000	5,618,000
Long-term assets of discontinued operations	-	44,503,000
TOTAL ASSETS	$318,853,000	$364,969,000
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable	$59,509,000	$39,152,000
Accrued liabilities	8,316,000	9,326,000
Customer finished goods returns accrual	16,251,000	14,289,000
Revolving loan	10,000,000	-
Other current liabilities	1,270,000	1,192,000
Current portion of term loan	7,843,000	3,775,000
Current liabilities of discontinued operations	-	151,914,000
Total current liabilities	103,189,000	219,648,000
Term loan, less current portion	79,434,000	78,130,000
Deferred core revenue	15,065,000	12,014,000
Other liabilities	11,529,000	3,481,000
Long-term liabilities of discontinued operations	-	55,210,000
Total liabilities	209,217,000	368,483,000
Commitments and contingencies
Shareholders' equity:
Preferred stock; par value $.01 per share, 5,000,000 shares authorized; none issued	-	-
Series A junior participating preferred stock; par value $.01 per share, 20,000 shares authorized; none issued	-	-
Common stock; par value $.01 per share, 50,000,000 and 20,000,000 shares authorized;15,067,645 and 14,460,979 shares issued and outstanding at March 31, 2014 and 2013, respectively	151,000	145,000
Additional paid-in capital	120,553,000	114,737,000
Accumulated other comprehensive loss	(877,000)	(846,000)
Accumulated deficit	(10,191,000)	(117,550,000)
Total shareholders' equity (deficit	109,636,000	(3,514,000)
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$318,853,000	$364,969,000

Reconciliation of Non-GAAP Financial Measures

To supplement the consolidated financial statements presented in accordance with U.S. generally accepted accounting principles ("GAAP"), the Company has included the following non-GAAP adjusted financial measures in this press release and in the webcast to discuss the Company's financial results for the three and twelve months ended March 31, 2014 and 2013. Each of these non-GAAP adjusted financial measures is adjusted from results based on GAAP to exclude certain expenses and gains.  Among other things, the Company uses such non-GAAP adjusted financial measures in addition to and in conjunction with corresponding GAAP measures to help analyze the performance of its business.

These non-GAAP adjusted financial measures reflect an additional way of viewing aspects of the Company's operations that, when viewed with the GAAP results and the reconciliations to corresponding GAAP financial measures, provide a more complete understanding of the Company's results of operations and the factors and trends affecting the Company's business. However, these non-GAAP adjusted financial measures should be considered as a supplement to, and not as a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP.

Income statement information for the three and twelve months ended March 31, 2014 and 2013 are as follows:

Reconciliation of Non-GAAP Financial Measures	Exhibit 1

	Three Months Ended March 31,		Years Ended March 31,
	2014	2013	2014	2013
GAAP Results:
Net sales	$76,682,000	$58,042,000	$258,669,000	$213,151,000
Net income (loss	3,067,000	(73,651,000)	107,359,000	(91,511,000)
Diluted income (loss) per share (EPS)	0.19	(5.08)	7.01	(6.36)
Non-GAAP Adjusted Results:
Non-GAAP adjusted net income	$6,778,000	$3,635,000	$21,258,000	$13,753,000
Non-GAAP adjusted diluted earnings per share (EPS)	0.43	0.25	1.39	0.96
Non-GAAP adjusted EBITDA	14,940,000	10,452,000	52,419,000	41,218,000

Reconciliation of Non-GAAP Financial Measures	Exhibit 2

	Three Months Ended March 31,
	2014		2013
	$	Per Diluted Share	$	Per Diluted Share
GAAP net income (loss), as reported	$3,067,000	$0.19	$(73,651,000)	$(5.08)
Adjustments:
(Income) loss from discontinued operations	-	$-	77,553,000	$5.35
Operating expenses
Disc. subsidiaries legal, severance and other costs	670,000	$0.04	-	-
Financing and other fees	-	-	1,402,000	$0.10
Share-based compensation expense	419,000	$0.03	93,000	$0.01
Mark-to-market losses (gains	3,645,000	$0.23	(878,000)	$(0.06)
Consulting fees, research and development	-	-	75,000	$0.01
Interest
Disc. subsidiaries related interest expense less intersegment interest income	-	-	170,000	$0.01
Tax effected at 39% tax rate (a)	(1,023,000)	$(0.06)	(1,129,000)	$(0.08)
Adjusted net income	$6,778,000	$0.43	$3,635,000	$0.25

(a)   Tax effect at 39% of the income from continuing operations before income tax expense (reflecting the adjustments)

Reconciliation of Non-GAAP Financial Measures	Exhibit 3

	Years Ended March 31,
	2014		2013
	$	Per Diluted Share	$	Per Diluted Share
GAAP net income (loss), as reported	$107,359,000	$7.01	$(91,511,000)	$(6.36)
Adjustments:
(Income) loss from discontinued operations	(100,877,000)	$(6.59)	106,069,000	$7.37
Net sales
Return, stock adjustment and rebates accruals	1,412,000	$0.09	-	-
Cost of goods sold
Cost of stock adj. accrual and disc. subsidiaries costs	(29,000)	$(0.002)	-	-
Operating expenses
Disc. subsidiaries legal, severance and other costs	4,056,000	$0.26	-	-
Financing and other fees	-	-	3,384,000	$0.24
Share-based compensation expense	969,000	$0.06	1,010,000	$0.07
Mark-to-market losses (gains)	11,069,000	$0.72	(414,000)	$(0.03)
Disc. subsidiaries sales and marketing expenses	21,000	$0.001	-	-
Consulting fees, research and development	75,000	$0.005	75,000	$0.01
Interest
Disc. subsidiaries supplier revolving credit line interest and write-off prior deferred loan fees	3,462,000	$0.23	-	-
Disc. subsidiaries related interest expense less intersegment interest income	-	-	(3,499,000)	$(0.24)
Tax effected at 39% tax rate (a)	(6,259,000)	$(0.41)	(1,361,000)	$(0.09)
Adjusted net income	$21,258,000	$1.39	$13,753,000	$0.96

(a)   Tax effect at 39% of the income from continuing operations before income tax expense (reflecting the adjustments)

Reconciliation of Non-GAAP Financial Measures	Exhibit 4

	Three Months Ended March 31,		Years Ended March 31,
	2014	2013	2014	2013
GAAP net income (loss), as reported	$3,067,000	$(73,651,000)	$107,359,000	$(91,511,000)
(Income) loss from discontinued operations	-	77,553,000	(100,877,000)	106,069,000
Interest expense, net	3,177,000	3,951,000	18,289,000	12,324,000
Income tax expense	3,311,000	1,195,000	7,333,000	7,432,000
Depreciation and amortization	651,000	712,000	2,742,000	2,849,000
EBITDA, as reported	$10,206,000	$9,760,000	$34,846,000	$37,163,000

Adjustments:
Net sales
Return, stock adjustment and rebates accruals	-	-	1,412,000	-
Cost of goods sold
Cost of stock adj. accrual and disc. subsidiaries costs	-	-	(29,000)	-
Operating expenses
Disc. subsidiaries legal, severance and other costs	670,000	-	4,056,000	-
Financing and other fees	-	1,402,000	-	3,384,000
Share-based compensation expense	419,000	93,000	969,000	1,010,000
Mark-to-market losses (gains	3,645,000	(878,000)	11,069,000	(414,000)
Disc. subsidiaries sales and marketing expenses	-	-	21,000	-
Consulting fees, research and development	-	75,000	75,000	75,000
Adjusted EBITDA	$14,940,000	$10,452,000	$52,419,000	$41,218,000